SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant {X}
Filed by a party other than the registrant { }

Check the appropriate box:
{ }  Preliminary proxy statement
{X}  Definitive proxy statement
{ }  Definitive additional materials
{ }  Soliciting material under Rule 14a-12
{ }  Confidential, for use of the Commission only
     (as permitted by Rule 14a-6(e)(2)

                              Sutron Corporation
_______________________________________________________________________________
                  (Name of Registrant as Specified in Charter)



_______________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

{X}  No fee required.

{ } Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     __________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

     __________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     __________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

     __________________________________________________________________________

(5)  Total fee paid:

     __________________________________________________________________________

{ }  Fee paid previously with preliminary materials:

     __________________________________________________________________________

{ } Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fees was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     __________________________________________________________________________

(2)  Form, schedule or registration statement no.:

     __________________________________________________________________________

(3)  Filing party:

     __________________________________________________________________________

(4)  Date filed:

     __________________________________________________________________________



				  SUTRON CORPORATION
				21300 Ridgetop Circle
				Sterling, Virginia 20166
				    (703) 406-2800


			NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
				TO BE HELD ON MAY 20, 2005


To the Holders of Common Stock of Sutron Corporation,

	Notice is hereby given that the Annual Meeting of Shareholders of Sutron Corporation (the "Company") will be held at 21300 Ridgetop
Circle, Sterling, Virginia, on Friday, May 20, 2005, at 1:30 p.m., local time, for the following purposes:

	1. To elect five directors to hold office until the next annual election of directors and until their successors shall have been duly elected and qualified;

	2. To approve the appointment of Thompson, Greenspon & Co., P.C. as independent accountants for fiscal year 2005; and

	3. To transact such other business as may properly come before the meeting and any adjournments thereof.

	Shareholders of record at the close of business on Monday, March 28, 2005, are entitled to notice of and to vote at the meeting.

	All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, we urge you to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible. If you attend the meeting, you may vote in person even if you have returned a proxy.


By Order of the Board of Directors,

/S/ Thomas N. Keefer

Thomas N. Keefer
Secretary



Sterling, Virginia
April 25, 2005

---------------------------------------------------------------------

					  SUTRON CORPORATION
					21300 Ridgetop Circle
					Sterling, Virginia 20166
					    (703) 406-2800


					PROXY STATEMENT

	The enclosed Proxy is solicited on behalf of the Board of Directors of Sutron Corporation (the "Company") for use at its Annual Meeting of Shareholders to be held on Friday, May 20, 2005 at 1:30 p.m., local time, and at any adjournments thereof. The purposes of the meeting are set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. The meeting will be held at the principal executive offices of the Company, 21300 Ridgetop Circle,
Sterling, Virginia 20166.  	After the enclosed Proxy is duly
executed and returned, a shareholder may revoke the proxy at any time by written request that is received by the Secretary of the Company prior to the meeting or by voting in person at the meeting or by executing a later dated Proxy. The Proxy is in ballot form so that a specification may be made to vote for, or to withhold authority to vote for, the nominees for election as directors, or any of them, and to indicate whether the shareholder wishes to vote for or against, or abstain from voting upon the other proposal.

	Shareholders of record at the close of business on Monday, March 28, 2005 are entitled to notice of and to vote at the meeting.
On March 28, 2005, the Company had outstanding and entitled to vote 4,289,551 shares of Common Stock, and a majority of such shares, present or represented by proxy, will constitute a quorum. Each share of Common Stock entitles the holder to one vote on each matter to be voted upon at the meeting. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. The affirmative vote of a majority of the shares of Common Stock voting is required for the approval of the appointment of the independent public accountants. This Proxy Statement and the accompanying Proxy will first be mailed or given to shareholders on or about April 25, 2005.

PRINCIPAL SHAREHOLDERS

	The following table sets forth the names and addresses of all persons who beneficially owned, to the knowledge of the Company, more than 5% of the outstanding shares of the Company's Common Stock on March 28, 2005.

Name and Address of	Number of Shares		Percentage
Beneficial Owner		Beneficially Owned	of Class (1)

Raul S. McQuivey, Ph.D.		882,186(2)		19.9%
11211 Lapham Drive
Oakton, Virginia 22121

Kenneth W. Whitt			687,000(3)		15.2%
2714 W. Country Club Drive
Snowflake, Arizona 85937

Thomas N. Keefer, Ph.D.		506,775(4)		11.8%
Route #4, Box 403 B
Leesburg, Virginia  22075

Daniel W. Farrell			298,660(5)		6.8%
2799 Equus Court
Herndon, Virginia  22071


	(1)	As of March 28, 2005, the Company had 4,289,551 shares
 of common stock outstanding. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock, which that person could purchase by exercising outstanding options and options which will become exercisable within 60 days of March 28, 2005, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

	(2)	Includes 744,586 shares owned by Dr. Raul S. McQuivey
 and Karen T. McQuivey, Dr. McQuivey's wife, as Joint Tenants with a Right of Survivorship; Dr. McQuivey is deemed the beneficial owner of such shares since Dr. McQuivey shares voting power and investment power over such shares.

	(3)	The shares are owned by Kenneth W. Whitt and
Eva D. Whitt, Mr. Whitt's wife, as Joint Tenants with a Right of Survivorship; Mr. Whitt is deemed the beneficial owner of all the shares since Mr. Whitt shares voting power and investment power over such shares.

	(4)	Includes 500,000 shares owned by Dr. Thomas N. Keefer and
Sally E. Keefer, Dr. Keefer's wife, as Joint Tenants with a Right of Survivorship; Dr. Keefer is deemed the beneficial owner of such shares since Dr. Keefer shares voting power and investment power over such shares.

	(5)	Includes 214,300 shares owned by Daniel W. Farrell and Jill
E. Farrell, Mr. Farrell's wife, as Joint Tenants with a Right of
Survivorship; Mr. Farrell is deemed the beneficial owner of such shares since Mr. Farrell shares voting power and investment power over such shares.


			ELECTION OF DIRECTORS

	The Board of Directors of the Company recommends the election of the persons named below who will be nominated to serve as directors of Sutron until the fiscal year 2006 Annual Meeting of Shareholders and until their successors have been duly elected and qualified or until the director's earlier death, resignation or removal. The shares represented by the enclosed Proxy will be voted for the election of the five nominees for directors named in the Proxy unless such Proxy is marked to withhold authority. In the event that any nominees for directors should be unavailable to serve, which is not anticipated, the Board of Directors, in its discretion, may designate substitute nominees, in which event
Proxies received by the Board of Directors will be voted for such substitute nominees.

			NOMINEES FOR DIRECTORS

	Raul S. McQuivey, Ph.D., age 66, has served as a Director since 1976, as President, Chief Executive Officer, and Chairman of the Board of Directors since January 1989, and as Chief Operational Officer since September 1980. Dr. McQuivey also served as Executive Vice President from September 1980 to January
1989, Treasurer of the Company from March 1983 to March 1984 and as Secretary from March 1983 until September 1989. Dr. McQuivey earned a B.S. in Civil Engineering from Utah State University in 1961, an
M.S. in Civil Engineering (Hydraulics) from Colorado State University in 1963, and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) from Colorado State University in 1967. He is a Registered Professional Engineer.

	Daniel W. Farrell, age 52, has served as a Director since 1988 and as Vice President of the Company since March 2, 1984 and Secretary since September 1, 1989. Mr. Farrell joined the Company in September
1976 as a staff scientist. He was promoted to the position of Director of Engineering in August 1989. Mr. Farrell received a B.S. in Chemistry from Brigham Young University in 1976.

	Robert F. Roberts, Jr., age 54, was the CEO, Chairman and Founder Concepts Automation from 1975 to 1995. Concepts Automation, a computer systems integrator, grew from a one-man operation to employing over 220 people in six offices. Federal and state government agencies and Fortune 1000 companies were the primary clients. Sales in 1995 were in excess of $100 million when the company was sold. Mr. Roberts has served as a Director for Colgan Airways, a regional commuter airline from 1990 to present, as a Principal for Foresight Funding that manages private investments in tax free bonds, real estate and corporate obligations from 1995 to present and as Chairman, Trustee of Wakefield School, a private school that offers a classical curriculum for grades Pre-K to 12 from 1990 to present. Mr. Roberts received an Associates degree in Business Management from Northern Virginia Community College.

	Andrew D. Lipman, age 53, has been a partner and head of the Telecommunications Group of Swidler Berlin Shereff Friedman, LLP, a Washington D.C. law firm since 1988. He is currently Vice Chairman of the firm. From 1987 to 1997, Mr. Lipman also served as Senior Vice President for Legal and Regulatory Affairs for MFS Communications, Co., a competitive telecommunications provider. He also currently serves as a member of the boards of directors of MPower Communications, a competitive telecom carrier; TMNG Inc., a telecommunications-related consulting firm and Nu Skin Enterprises, a personal care and nutritional supplements provider. He received a B.A. degree from the University of Rochester and a J.D. degree from Stanford University.

Thomas R. Porter, age 54, co-founded Value Consultants, LLC, a firm specializing in the provision of expert witness and litigation consulting services in 1996. Mr. Porter worked in the Defense Consulting Group of Peat, Marwick Mitchell & Co. from 1978-1983. From 1983 to 1989, he worked for the firm Laventhol & Horwath, CPAs and rose to the level of principal. From 1989 to 1993, Mr. Porter was the president of a management company and the chief financial officer of a privately-held distributor of building products. He was Director of Litigation Services for the Washington, D.C. office of Grant Thornton, LLP from 1993 until 1996. Mr. Porter is a Certified Public Accountant an attorney, a Certified Forensic Financial Analyst and a Certified Valuation Analyst. He received a B.S. and a M.S. in Industrial Engineering from the Georgia Institute of Technology and a J.D. degree from the George Washington University.

		MANAGEMENT OWNERSHIP OF COMMON STOCK

	Set forth below is information concerning stock ownership of each director and nominee, and all directors and officers of the Company as a group, as of March 28, 2005. The statements as to securities beneficially owned are, in each instance, based upon information furnished by each individual. As to the shares shown to be beneficially owned, the owner has sole investment and voting power, unless otherwise indicated.

Name of				Amount of
Beneficial Owner			Ownership	Percent of Class (1)

Raul S. McQuivey, Ph.D.		882,186	(2)	19.9%
Thomas N. Keefer, Ph.D.		506,775	(3)	11.8%
Daniel W. Farrell			298,660	(4)	 6.8%
Sidney C. Hooper			126,200	(5)	 2.9%
Robert F. Roberts, Jr.		 20,000		  .5%
Andrew D. Lipman			      0		   -
Thomas R. Porter	  			0		   -
All officers and directors
as a group (7 in number)    1,830,821		41.9%


(1) See Note 1 under "PRINCIPAL SHAREHOLDERS".

(2) See Note 2 under "PRINCIPAL SHAREHOLDERS".

(3) See Note 4 under "PRINCIPAL SHAREHOLDERS".

(4) See Note 5 under "PRINCIPAL SHAREHOLDERS".

(5) Includes 38,000 shares owned by Sidney C. Hooper and Malissa C. Hooper, Mr. Hooper's wife, as Joint Tenants with a Right of
Survivorship; Mr. Hooper is deemed the beneficial owner of all the shares since Mr. Hooper shares voting power and investment power over such shares.

			BOARD MEETINGS AND COMMITTEES

	During the year ended December 31, 2004, the Board of Directors held three meetings. Each director attended all of the meetings of the Board. The Board does not have an audit committee or nominating committee. The compensation committee consisted of Raul S. McQuivey and Robert F. Roberts, Jr. They met twice during 2004. In fiscal year 2005, it is the Companys intent to form an audit committee to be chaired by Mr. Porter, a compensation committee to be chaired by Mr. Roberts and a nominating committee to be chaired by Mr. Lipman.

				EXECUTIVE OFFICERS

	The following table furnishes information concerning Sutrons executive officers as of March 28, 2005.

Name				Age		Title
Raul S. McQuivey	 	66		Chief Executive Officer and President
Daniel W. Farrell		52		Vice President
Sidney C. Hooper		46		Chief Financial Officer and Treasurer
Thomas N. Keefer	 	60		Vice President and Secretary

	Sidney C. Hooper, age 46, has served as the Chief Financial Officer of the Company since 2003 and Treasurer of the Company since May 1993.
Mr. Hooper joined the Company in August 1989 and was promoted to the position of Controller in January 1990. Prior to joining the Company, Mr. Hooper served as a Senior Accountant with Arthur Andersen & Company. Mr. Hooper received a B.S. in Accounting from Brigham Young University in 1983 and a Master of Accountancy from Brigham Young University in 1984.

	Thomas N. Keefer, Ph.D., age 60, has served as Vice President of Software
Services since 1997.   He joined the Company in January 1977, as a Project
Engineer  and served as the Vice President of the Water Resources Division and
the Integrated  Systems Division from 1981 to 1997.   Dr. Keefer has earned
three degrees from Colorado State University, a B.S. in Civil Engineering in 1967, an M.S. in Civil Engineering (Hydraulics) in 1969 and a Ph.D. in Civil Engineering (Hydraulics, Hydrology and Fluid Mechanics) in 1971. He is a Registered Professional Engineer.

				EXECUTIVE COMPENSATION

	The following summary compensation table sets forth information concerning the annual and long-term compensation paid by us during the last three completed years to our chief executive officer, and other executive officers, whom we refer to as our "Named Executive Officers".


			      SUMMARY COMPENSATION TABLE

								Long Term Compensation
		Annual Compensation			Awards	    Payouts
							Other	 Restricted			All
Name and						Annual Stock		LTIP	Other
Principal						Compen-Awards Options/Payouts Compensation
Position		Year	Salary    Bonus	sation (1)	  SARs(#)	($)	($)(2)
Raul McQuivey	2004	$167,556 $32,270						$14,890
CEO			2003	$164,317							$ 3,148
			2002	$164,317							$ 3,148

Daniel Farrell	2004	$141,781 $27,306						$13,606
Vice President	2003	$136,377							$ 3,133
			2002	$136,377							$ 1,243

Sidney Hooper	2004	$125,807 $25,000						$12,464
CFO and Treasurer	2003	$114,250							$ 4,519
			2002	$114,250							$ 4,445

Thomas N. Keefer	2004	$100,000 $10,000						$ 6,827
Vice President	2003  $98,500							$ 3,133
			2002  $98,500							$ 1,243




(1)   All other compensation in 2004 consists of the following items:



 				Mr. McQuivey	Mr. Farrell		Mr. Hooper	Mr. Keefer
Dollar value of auto
 allowance relating to
 personal use		$     0		$ 3,884		$ 4,125	   $    0
Dollar value of term
 life  insurance
 premiums			  3,148		  1,418	  	    355	      743
401(K) Profit sharing
 contribution		 11,742		  8,304		  7,984	    6,084
				-------		-------		-------	   ------
 Total			$14,890		$13,606		$12,464	   $6,827


			OPTION/SAR GRANTS IN LAST FISCAL YEAR

	The following table sets forth information concerning stock options granted in the fiscal year ended December 31, 2004 to the persons listed on the Summary
Compensation Table.



									Potential Realizable
									Value at Assumed
									Annual Rates of
									Stock Price	Alternative to (f)
									Appreciation for and (g):
									Option Term	Grant Date Value

			Individual Grants
			Number of	% of Total
			Securities	Options/
			Underlying	SARs		   Exercise
			Options/	Granted to	   of Base
			SARs		Employees in   Price	   Expiration
Name			Granted (#)	Fiscal Year	   ($/Share)	Date	   5% ($)	10% ($)

Raul S. McQuivey   0	       0%		    n/a            n/a      n/a      n/a
Daniel W. Farrell  0	       0%		    n/a            n/a      n/a      n/a
Sidney C. Hooper	 0	       0%		    n/a            n/a      n/a      n/a
Thomas N. Keefer   0	    	 0%		    n/a            n/a      n/a      n/a


			AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
				AND FISCAL YEAR-END OPTION/SAR VALUE

	The following table summarizes information relating to stock exercises during the fiscal year ended December 31, 2004 by those persons listed on the Summary Compensation Table.



											  Value of
											  Unexercised
						     Number of Securities	  In-the-
						     Underlying Unexercised	  Money
		   Shares			     Options/SARs		  	  Options/SARs at FY-
		   Acquired on    Value 	at FY-End (#)		  End ($)
Name		   Exercise (#)  Realized($) Exercisable/Unexercisable  Exercisable/Unexercisable
   		      		C>
Raul McQuivey	-		-		137,600/66,000		   $1,095,140/$551,100
Daniel Farrell	-		-		 76,200/54,000		   $  613,155/$450,900
Sidney Hooper	-		-		 88,200/72,000		   $  713,355/$601,200
Thomas N. Keefer  -           -             6,000/ 9,000		   $   50,100/$ 75,150

	(1) On December 31, 2004, the closing price of the Company's
	    Stock on the Electronic Bulletin Board was $8.90.


	LONG-TERM INCENTIVE PLANS - AWARDS IN THE LAST FISCAL YEAR

	The Company's Named Officers were not awarded long-term incentive plans during the year 2004.

			COMPENSATION OF DIRECTORS

	The Company has no arrangement by which any of its officers are compensated for their services as directors and, therefore, Mr.
Farrell and Mr. Hooper and Dr. McQuivey will not receive any additional remuneration for their services as directors. The Company has no plan or arrangement which would result in any executive officer receiving compensation as a result of their resignation, retirement or any other termination of employment with the Company, or from a change in control of the Company or a change in responsibilities following a change in control of the Company.

	Mr. Roberts received compensation of $1,000 for attending board meetings in fiscal 2004 and received a stock option totaling 10,000 shares that vested immediately upon grant. Independent director fees will be increased to $1,500 per board meeting in fiscal 2005. A stock option grant has not yet been determined for fiscal year 2005.

				CODE OF ETHICS

	The Company has adopted a Code of Ethics that applies to all directors and employees, including the Companys principal executive officer, principal financial officer, principal accounting officer and controller. The Code of Ethics is posted on the Companys website www.sutron.com under investors relations.

	COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

	Under the securities laws of the United States, the Company's directors and its executive officers are required to report ownership of the company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose in this proxy statement any failure to file by these dates during 2004. Robert F. Roberts, Jr. was subject to the reporting requirement of
Section 16(a) and was delinquent in filing two required reports on Form 3. Dr. McQuivey and Mr. Hooper were delinquent in filing one required report on Form 4.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

	In 2003, the Company changed its banking relationship from M&T Bank to BB&T Bank. One aspect of the change was a reduction in the borrowing base amount due to the exclusion of inventory as collateral for borrowings. The Company obtained additional funds in the amount of $330,000 that were used for working capital by issuing promissory notes to Robert F. Roberts, Jr., Raul S. McQuivey and Thomas N. Keefer. These notes were payable on April 12, 2004.

	Mr. Roberts note was repaid in April 2004 including interest in the amount of $8,422. Mr. McQuivey and Mr. Keefers notes were repaid in September 2004 including interest of $6,213 and $3,575, respectively.

										Interest
Name				Relationship		Note Amount Rate
Robert F. Roberts, Jr.	Director			$200,000	7.25%
Raul S. McQuivey		Officer and Director	  80,000	7.25%
Thomas N. Keefer		Officer and Director	  50,000	7.25%
								--------
								$330,000


		RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
				ACCOUNTANTS

	The Board of Directors considers it desirable that its appointment of the firm of Thompson, Greenspon & Co. as independent registered public accounting frim of the Company for fiscal year 2005 be ratified by the shareholders. Thompson, Greenspon & Co. has certified the Company's financial statements for all years beginning with 1976. Representatives of Thompson, Greenspon & Co. will be present at the Annual Meeting and will be available to respond to appropriate questions from the shareholders.

	The Board of Directors recommends a vote FOR ratification of the appointment of Thompson, Greenspon & Co. and the enclosed proxy will be so voted unless a vote against the proposal or an abstention is specifically indicated.

	Aggregate fees for professional services rendered to the Company by Thompson, Greenspon & Co. as of and for the years ended December 31, 2004 and 2003 are summarized in the table below.


				  2004		  2003
				  ----	        ----
Audit				$42,970		$43,000
Audit related		      0			0
Tax				  5,000		  5,500
All other			  9,460			0
				  ----	        ----
Total				$57,430		$48,500
				=======		=======

	Audit fees for the years ended December 31, 2004 and 2003, respectively, were for professional services rendered for the audits of the financial statements of the Company, income tax provision procedures and assistance with review of documents filed with the SEC. Tax fees as of the years ended December 31, 2004 and 2003, respectively, were for services related to tax compliance, including the preparation of tax returns, tax planning and tax advice. The Company did not incur any fees for audit related work or for other services.

		OTHER BUSINESS WHICH MAY COME BEFORE THE MEETING

	The enclosed Proxy confers upon the person or persons entitled to vote the shares represented thereby discretionary authority to vote such shares in accordance with their best judgment with respect to other business which may come before the 2005 Annual Shareholders
Meeting in addition to the scheduled items of business. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the 2005 Annual Shareholders Meeting.

			SHAREHOLDERS PROPOSALS

	Any shareholder proposals intended to be presented at Sutrons next annual meeting of shareholders must be received by Sutron at its offices at 21300 Ridgetop Circle, Sterling, Virginia 20166, on or before December 7, 2005, for consideration for inclusion in the proxy material for such annual meeting of stockholders.


			OTHER INFORMATION

	A copy of the Company's Annual Report for 2004, which includes financial statements and other information concerning the Company, is included with this Proxy material. The Company will bear the cost of preparing this Proxy Statement and the other costs of soliciting Proxies for the 2005 Annual Shareholders Meeting. All solicitations will be made by mail. The Company does not intend to pay any compensation for this s solicitation, but may reimburse brokers, and other persons holding stock in their names, for their expenses for sending Proxy material to principals and obtaining their Proxies.

	YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES
BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED
PROXY.  HOWEVER, IT IS NOT NECESSARY TO MARK ANY
 BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE
BOARD OF DIRECTORS' RECOMMENDATIONS; MERELY
SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED
ENVELOPE, POSTAGE FOR WHICH HAS BEEN PROVIDED.
THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU
SIGN AND RETURN THE ENCLOSED PROXY.  YOUR PROMPT
RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE
APPRECIATED.


By Order of the Board of Directors,

/s/ Thomas N. Keefer

Thomas N. Keefer
Secretary



PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SUTRON CORPORATION

	The undersigned hereby appoints Thomas Keefer and Sidney C. Hooper proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote, as designated on the other side, all the shares of stock of Sutron Corporation standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held at 21300 Ridgetop Circle, Sterling, Virginia at 1:30 p.m. on May 20, 2005 or any adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)

------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1.	ELECTION OF DIRECTORS
	NOMINEES:	Raul S. McQuivey, Daniel W. Farrell, Robert F. Roberts, Jr.
			Andrew D. Lipman, Thomas R. Porter
(INSTRUCTION:	To withhold authority to vote for any individual nominee,
write that nominee's name in the space provided below.

For all nominees listed to the right (except as marked to the contrary) (  )

WITHHOLD AUTHORITY to vote for all nominees listed to the right. (  )

Ratification of Thompson, Greenspon & Co., P.C. as the independent certified public accountants of the corporation.

FOR	AGAINST	ABSTAIN
(  )	(   )		(   )

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:	________________________________________________2005
______________________________________________________
                                                (Signature)
______________________________________________________
                                     (Signature if held jointly)

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED
ENVELOPE.